SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2003

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c). Exhibits

Exhibit Number	Description
99.1	Press Release dated October 30, 2003 announcing its financial results for the 3rd quarter ended September 30, 2003.

Item 12. Financial Statements

On October 30, 2003, The Company issued a press release announcing its financial results for the 3rd quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this report.

The information set forth in this Item 12 and Exhibit 99.1 are furnished to, but shall not be deemed “filed“ with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 31st day of October 2003.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC. By: /s/ David A. Garrison David A. Garrison Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 30, 2003 announcing its financial results for the 3rd quarter ended September 30, 2003.